Loss per share	12 Months Ended
Sep. 30, 2021
Loss per share
Loss per share
16.	Loss per share

Loss per common share is calculated using the weighted average number of common shares outstanding during the period. Diluted loss per share amounts are calculated giving effect to the potential dilution that would occur from the incremental shares issued if in-the-money securities or other contracts to issue common shares were exercised or converted to common shares by assuming the proceeds received from the exercise of stock options and warrants are used to purchase common shares at the prevailing market price. For periods with a net loss, the potential dilutive shares were excluded because their effect is anti-dilutive.

The following reflects the earnings and share data used in the basic and diluted loss per share computations:

	Year Ended	Year Ended
	September 30,	September 30,
	2021	2020
Net income (loss) from continuing operations	$(6,174)	$(3,703)
Net income (loss) from discontinued operations	—	(869)
Basic weighted average number of shares	30,438	22,721
Diluted weighted average number of shares	30,438	22,721
Basic – continuing operations	$(0.20)	$(0.16)
Diluted – continuing operations	$(0.20)	$(0.16)
Basic – discontinuing operations	$—	$(0.04)
Diluted – discontinuing operations	$—	$(0.04)
Total - Basic	$(0.20)	$(0.20)
Total - Diluted	$(0.20)	$(0.20)

The effect of instruments exercisable or convertible to common shares for the years ended September 30, 2021 and 2020 were excluded from the calculation of diluted loss per share because their effect is anti-dilutive.